SUMMARY PROSPECTUS NOVEMBER 1, 2015

Sit Balanced Fund	TRADING SYMBOL: SIBAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.sitfunds.com/open/documents.php. You can also get this information at no cost by calling 800-332-5580 or by sending an email request to info@sitinvest.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information (SAI), both dated November 1, 2015, are incorporated by reference into this summary prospectus and may be obtained at no cost online at the website, phone number, or email address listed above.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth consistent with preservation of principal and seeks to provide shareholders with regular income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Total Annual Fund Operating Expenses	1.00%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$320	$555	$1,229

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.49% of the average value of the portfolio.

Summary — Sit Balanced Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio of stocks and bonds. In seeking to achieve the Fund’s long-term capital growth objective, the Fund invests in common stocks of growth companies. To provide shareholders with regular income, the Fund invests in fixed-income securities and/or common stocks selected primarily for their dividend payment potential.

Between 35% and 65% of the Fund’s assets will be invested in common stocks and between 35% and 65% in fixed-income securities. The Fund’s allocation of assets will vary over time in response to the Adviser’s evaluation of present and anticipated market and economic conditions.

The equity portion of the Fund’s portfolio is invested primarily in the common stocks of growth companies with a capitalization of $5 billion or more at the time of purchase.

In selecting equity securities for the Fund, the Adviser invests in growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including:

>	unique product or service,

>	growing product demand,

>	dominant and growing market share,

>	management experience and capabilities, and

>	strong financial condition.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

The fixed-income portion of the Fund’s portfolio is invested primarily in a diversified portfolio of debt securities that may include the following securities:

>	mortgage-backed securities (including collateralized mortgage obligations), such as securities issued by Government National Mortgage Association (GNMA securities are backed by the full faith and credit of the U.S. government), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA) (FHLMC and FNMA securities are backed by the credit of the issuing governmental agency),

>	asset-backed securities collateralized by assets such as automobile and credit card receivables, utilities, home improvement loans and home equity loans,

>	obligations of the U.S. government, its agencies and instrumentalities,

>	corporate debt securities,

>	taxable municipal securities, and

>	short-term debt obligations, including commercial paper and bank instruments, such as certificates of deposit, time deposits, and bankers’ acceptances. The Fund invests primarily in debt securities that, at the time of purchase, are either rated investment-grade (BBB or above by Standard & Poor’s or Baa or above by Moody’s Investor Services), or, if unrated, determined to be of comparable quality by the Adviser. Unrated securities will not exceed 20% of the fixed-income portion of the Fund’s portfolio. As of September 30, 2015, there were no unrated securities in the fixed-income portion of the Fund’s portfolio.

In selecting fixed-income securities for the Fund, the Adviser seeks fixed-income securities providing maximum total return. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a fixed-income security’s credit quality, yield, maturity, and liquidity. Based upon its economic outlook, the Adviser attempts to shift the fixed-income sector concentrations of the portfolio. Based upon its interest rate forecast, the Adviser attempts to shift the fixed-income portfolio’s average effective duration, seeking to maintain an average effective duration for the fixed-income portion of the Fund’s portfolio of 3 to 7 years. Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant.

Summary — Sit Balanced Fund

PRINCIPAL INVESTMENT RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are as follows:

>	Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

>	Credit Risk: The issuers or guarantors of securities of fixed-income securities owned by the Fund may default on the payment of principal or interest, or experience a decline in credit quality, causing the value of the Fund to decrease.

>	Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth style stocks. The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

>	Income Risk: The income you earn from the Fund may decline due to declining interest rates.

>	Interest Rate Risk: An increase in interest rates may lower the Fund’s value and the overall return on your investment. The magnitude of this decrease is often greater for longer-term fixed income securities than shorter-term securities.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

>	Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

>	Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed and asset-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

HISTORICAL PERFORMANCE

The following bar chart and table provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below compares the Fund’s performance over different time periods to that of the Fund’s benchmark indices which are broad measures of market performance. Updated performance information is available at the Fund’s website at www.sitfunds.com or by calling 800-332-5580.

After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Summary — Sit Balanced Fund

Annual Total Returns for calendar years ended December 31

The Fund’s year-to-date return as of 9/30/15 (not annualized) was -1.44%.

Best Quarter: 11.54% (3Q09)

Worst Quarter: -15.45% (4Q08)

Average Annual Total Returns for periods ended December 31, 2014

Sit Balanced Fund	1 Year	5 Years	10 Years
Return before taxes	9.15%	9.88%	6.34%
Return after taxes on distributions	7.96%	9.30%	5.72%
Return after taxes on distributions and sale of Fund shares	5.96%	7.75%	4.93%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser (the “Adviser”). The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Roger J. Sit, Chairman and President, has served as Chief Investment Officer of the Fund since 2008.

Bryce A. Doty, Vice President – Investments, has served as Senior Portfolio Manager of the Fund since 1995.

John M. Bernstein, Vice President – Research and Investment Management of the Adviser, has served as Portfolio Manager of the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $5,000. The minimum subsequent investment is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Summary — Sit Balanced Fund

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

SIBAX SUM PRO 11-1-15